As filed with the Securities and Exchange Commission on September 17, 2025 Registration No. 333-290283

 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

FORM S‑1

REGISTRATION STATEMENT

Under

THE SECURITIES ACT OF 1933

BioCardia, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	2836	23-2753988
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

320 Soquel Way

Sunnyvale, California

94085 (650) 226-0120

(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Peter Altman

President and Chief Executive Officer

320 Soquel Way

Sunnyvale, California 94085

(650) 226-0120

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Michael J. Danaher

Austin D. March

Wilson Sonsini Goodrich & Rosati,

Professional Corporation

650 Page Mill Road

Palo Alto, CA 94304

(650) 493-9300

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, or Securities Act, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Securities Exchange Act of 1934, or the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment No. 1”) to the Registration Statement on Form S-1 (File No. 333-290283) of BioCardia, Inc. (the “Registration Statement”) is being filed as an exhibits-only filing. Accordingly, this Amendment No. 1 consists only of the facing page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement, and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

Item 16. Exhibits and Financial Statement Schedules

(a) Exhibits.

Exhibit Index

Exhibit Number	Description
1.1*+	Engagement letter, dated February 26, 2024, as subsequently amended, by and between BioCardia, Inc. and H.C. Wainwright & Co., LLC
2.1(1)	Agreement and Plan of Merger dated August 22, 2016
2.2(2)	First Amendment to Agreement and Plan of Merger dated October 21, 2016
3.1(3)	Amended and Restated Certificate of Incorporation, as amended May 29, 2024
3.2(4)	Amended and Restated Bylaws
4.1(5)	Specimen common stock certificate
4.2(6)	BioCardia 2002 Stock Plan, as amended
4.3(7)	Form of Stock Option Agreement under BioCardia 2002 Stock Plan
4.4(8)	BioCardia 2016 Equity Incentive Plan, as amended
4.5(9)	Form of Stock Option Agreement under BioCardia 2016 Equity Incentive Plan
4.6(10)	Form of Restricted Stock Unit Agreement under BioCardia 2016 Equity Inventive Plan
4.7(11)	Form of Pre-Funded Warrant in connection with this offering
4.8(12)	Form of Common Warrant in connection with this offering
4.9(13)	Form of Director Restricted Stock Unit Agreement under the BioCardia 2016 Equity Incentive Plan
4.10(14)	Form of Securities Purchase and Registration Rights Agreement, dated December 14, 2022, between the Company and certain qualified institutional buyers and institutional accredited investors

Exhibit Number	Description
4.11(15)

Form of Securities Purchase and Registration Rights Agreement, dated February 9, 2024, by and among the Company and certain qualified institutional buyers and institutional accredited investors (including the Form of Warrant attached as Exhibit A thereto)

4.12(16)	Form of Warrant to Purchase Shares of Common Stock
4.13(17)	Form of Securities Purchase and Registration Rights Agreement, dated April 22, 2025, by and among the Company and the Investors
4.14(18)	Form of Securities Purchase and Registration Rights Agreement, dated June 30, 2025, by and among the Company and the Investors
5.1(19)	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.
10.1(20)	Form of Indemnification Agreement for directors and executive officers
10.2(21)	Form of Change of Control and Severance Agreement with each executive officer
10.3(22)+	License and Distribution Agreement, dated October 30, 2012, by and between the Company and Biomet Biologics, LLC, as amended
10.4(23)	Second Amendment to License and Distribution Agreement, dated September 22, 2022, by and between Biomet Biologics, LLC
10.5(24)	Litigation Funding Agreement dated April 9, 2020, between BSLF, LLC and the Company
10.6(25)	Lease agreement, dated December 14, 2021 between the Company and the Irvine Company LLC
10.7(26)	Controlled Equity Offering Sales Agreement dated April 12, 2022 between the Company and Cantor Fitzgerald & Co.
10.8(27)	At The Market Offering Agreement, dated December 6, 2023, by and between BioCardia, Inc. and H.C. Wainwright & Co., LLC
10.9(28)	Form of Securities Purchase Agreement
10.10(29)	Amendment to Change of Control and Severance Agreement, dated May 30, 2024, by and between BioCardia, Inc. and Peter Altman
10.11(30)	Amendment to Change of Control and Severance Agreement, dated May 30, 2024, by and between BioCardia, Inc. and David McClung
21.1(31)	Subsidiaries of the Company
23.1(32)	Consent of PKF San Diego, LLP, Independent Registered Public Accounting Firm
23.2(33)	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in the opinion filed as Exhibit 5.1 to this registration statement)
24.1(34)	Power of attorney
101.INS	Inline XBRL Instance Document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.INS	Inline XBRL Instance Document
107(35)	Filing Fee Table
*	Filed herewith.
+	Confidential Treatment portions of this exhibit have been omitted as permitted by applicable regulations.

(1)	Previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed by us on August 25, 2016.
(2)	Previously filed as Exhibit 2.2 to the Current Report on Form 8-K filed by us on October 27, 2016.
(3)	Previously filed as Exhibit 3.1 to the Annual Report on Form 10-K filed by us on March 26, 2025.
(4)	Previously filed as Exhibit 3.1 to the Current Report on Form 8-K filed by us on May 1, 2023.
(5)	Previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by us on October 27, 2016.
(6)	Previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by us on October 27, 2016.
(7)	Previously filed as Exhibit 4.3 to the registration statement on Form S-8 filed by us on February 8, 2017.
(8)	Previously filed as Exhibit 4.4 to the registration statement on Form S-1 filed by us on August 9, 2024.
(9)	Previously filed as Exhibit 4.7 to the registration statement on Form S-8 filed by us on February 8, 2017.
(10)	Previously filed as Exhibit 4.8 to the registration statement on Form S-8 filed by us on February 8, 2017.
(11)	Previously filed as Exhibit 4.7 to the registration statement on Form S-1 filed by us on September 16, 2025.
(12)	Previously filed as Exhibit 4.8 to the registration statement on Form S-1 filed by us on September 16, 2025.
(13)	Previously filed as Exhibit 4.1 to the Quarterly Report on Form 10-Q filed by us on May 15, 2020.
(14)	Previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by us on December 15, 2022.
(15)	Previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by us on February 9, 2024.
(16)	Previously filed as Exhibit 4.2 to the Current Report on Form 8-K filed by us on September 3, 2024.
(17)	Previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by us on April 23, 2025.
(18)	Previously filed as Exhibit 4.1 to the Current Report on Form 8-K filed by us on July 2, 2025.
(19)	Previously filed as Exhibit 5.1 to the registration statement on Form S-1 filed by us on September 16, 2025.
(20)	Previously filed as Exhibit 10.4 to the Current Report on Form 8-K filed by us on October 27, 2016.
(21)	Previously filed as Exhibit 10.2 to the Annual Report on Form 10-K filed by us on March 30, 2017.
(22)	Previously filed as Exhibit 10.8 to the Current Report on Form 8-K filed by us on October 27, 2016.
(23)	Previously filed as Exhibit 10.4 to the Annual Report on 10-K filed by us on March 29, 2023.
(24)	Previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed by us on April 14, 2020.
(25)	Previously filed as Exhibit 10.14 to the Annual Report on 10-K filed by us on March 29, 2022.
(26)	Previously filed as Exhibit 1.1 to the Current Report on Form 8-K filed by us on April 12, 2022.
(27)	Previously filed as Exhibit 1.1 to the Current Report on Form 8-K filed by us on December 6, 2023.
(28)	Previously filed as Exhibit 10.9 to the registration statement on Form S-1 filed by us on September 16, 2025.
(29)	Previously filed as Exhibit 10.10 to the registration statement on Form S-1 filed by us on August 9, 2024.
(30)	Previously filed as Exhibit 10.11 to the registration statement on Form S-1 filed by us on August 9, 2024.
(31)	Previously Filed as Exhibit 21.1 to the Annual Report on Form 10-K filed on March 27, 2024
(32)	Previously filed as Exhibit 23.1 to the registration statement on Form S-1 filed by us on September 16, 2025.
(33)	Previously filed as Exhibit 23.2 to the registration statement on Form S-1 filed by us on September 16, 2025.
(34)	Previously filed as Exhibit 24.1 to the registration statement on Form S-1 filed by us on September 16, 2025.
(35)	Previously filed as Exhibit 107 to the registration statement on Form S-1 filed by us on September 16, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Amendment No. 1 to Form S-1 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on September 17, 2025.

BIOCARDIA, INC.

By:	/s/ Peter Altman, Ph.D.
Peter Altman, Ph.D.
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Peter Altman, Ph.D.	President and Chief Executive Officer and Director	September 17, 2025
Peter Altman, Ph.D.	(Principal Executive Officer)

/s/ David McClung	Chief Financial Officer	September 17, 2025
David McClung	(Principal Financial and Accounting Officer)

*	Director	September 17, 2025
Andrew Blank
*	Director	September 17, 2025
Jim Allen
*	Director	September 17, 2025
Bill Facteau
*	Director	September 17, 2025
Richard Krasno, Ph.D.
*	Director	September 17, 2025
Jay M. Moyes
*	Director	September 17, 2025
Simon Stertzer, M.D.

*Pursuant to power of attorney

By:   /s/ Peter Altman

Peter Altman, Ph.D.

Attorney-in-fact

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